Charlie Mac Mortgage Pass-Through Certificates

Series 2004-2

Preliminary Marketing Materials

$2,838,221 (Approximate)

Preliminary Term Sheet

Date Prepared: November 9, 2004

Charlie Mac Mortgage Pass-Through Certificates, Series 2004-2

$2,838,221 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Class	Principal Amount (Approx.) (1)	WAL (Yrs) WAVG Roll or Call/ Mat	Pmt Window (Mths) WAVG Roll or Call/ Mat	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
A-1	$102,765,000	Not Marketed Hereby		Fixed (2)	Senior	[AAA/Aaa]
A-2	$45,029,000			Fixed (3)	Senior	[AAA/Aaa]
A-3 (4)	$2,838,221			Variable	Senior	[AAA/Aaa]

(1)

Distributions on the Class A-1 and Class A-2 Certificates will each be primarily derived from a related  pool of fixed rate mortgage loans, the  Group 1  and Group 2 Mortgage Loans, respectively, (See “Mortgage Loans” herein).  Distributions on the Class A-3 Certificates will be primarily derived from all the Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

For every Distribution Date, the certificate interest rate for the Class A-1 Certificates will be equal to 5.00%.

(3)

For every Distribution Date, the certificate interest rate for the Class A-2 Certificates will be equal to 6.00%.

(4)

The Class A-3 Certificates will consist of two interest only components and two principal only components each related to a specific group of Mortgage Loans, as described herein.  Each of the interest only components will have a notional balance equal to the aggregate principal balance of the related group of Mortgage Loans.  Each interest only component will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average certificate interest rate of the Offered Certificates (other than the Class A-3 Certificates) weighted based on the related group component notional balance.  For each Distribution Date the Certificate Interest Rate of the Class A-3 Certificates will be equal to (i)  the amount of interest accrued on each of the interest only components for such Distribution Date, divided by (ii) the aggregate balance of the principal only components on the date prior to such Distribution Date, multiplied by (ii) 12.  The principal only components of the Class A-3 Certificates related to the Group 1 and Group 2 Mortgage Loans will have an initial principal balances equal to $1,318,963 and $1,519,258, respectively.  The Class A-3 will accrue at the Class A-3 Interest Certificate Interest Rate, as described herein.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Master Servicer:

Wells Fargo Bank Minnesota, National Association.

Originator and

Servicer:

Navy Federal Credit Union.

Custodian/

Trustee:

U.S. Bank National Association

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates.  It is expected that the Offered Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

November 1, 2004.

Expected Pricing Date:

November [ ], 2004.

Closing Date:

On or about November 30, 2004.

Distribution Date:

The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2004.

Certificates:

The “Senior Certificates” will consist of the Class A-1, Class A-2 and Class A-3 Certificates (together, the “Class A Certificates”) and Class R Certificates.  The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the “Senior Subordinate Certificates” and the Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the “Junior Subordinate Certificates,” together with the Senior Subordinate Certificates, the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates and Senior Subordinate Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class A-1, Class A-2, Class A-3 and Senior Subordinate Certificates will include [29] days of accrued interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

The interest accrual period with respect to the Class A Certificates and Senior Subordinate Certificates for a given Distribution Date will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Senior Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Senior Subordinate Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and Senior Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [ 5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 250% PSA.

Mortgage Loans:

The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is approximately $155,290,448, the “Mortgage Loans”.  The aggregate principal balance of the “Group 1 Mortgage Loans” and “Group 2 Mortgage Loans” as of the Cut-off Date is approximately $107,302,554 and $47,987,893, respectively.

It is anticipated that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans, as described and shown herein, subject to an increase or decrease of up to 10%.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.00]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after November 2009, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

December 2004 – November 2009

0% Pro Rata Share

December 2009 – November 2010

30% Pro Rata Share

December 2010 – November 2011

40% Pro Rata Share

December 2011 – November 2012

60% Pro Rata Share

December 2012 – November 2013

80% Pro Rata Share

December 2013 and after

100% Pro Rata Share

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loans, regardless of any prepayment percentages.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the related Senior Certificates until its class principal balance has been reduced to zero.

Service Members

Civil Relief Act:

Due to the high percentage of borrowers in the military personnel, activation of a substantial number of U.S. military reservists or members of the National Guard may significantly increase the proportion of mortgage loans whose interest rates are reduced by application of the Servicemembers Civil Relief Act or the “Relief Act.”  Any borrower covered under the Relief Act may not be charged a rate in excess of 6.00% per annum during the period of the borrower’s active duty.  Approximately 21.72% of the Mortgage Loans have rates of 6.00% or higher. any resulting interest shortfalls are not required to be paid by the borrower at any future time. The master servicer is not required to advance these shortfalls as delinquent payments, and the shortfalls are not covered by any form of credit enhancement on the certificates. Interest shortfalls on the mortgage loans due to the application of the Relief Act or similar legislation or regulations will be applied to reduce accrued interest on each class of the certificates on a pro rata basis.

The Relief Act also limits the ability of the servicer to foreclose on a mortgage loan during the borrower’s period of active duty and, in some cases, during an additional three month period thereafter. As a result, there may be delays in payment and increased Realized Losses on the mortgage loans.

Net WAC Rate:

The “Net WAC Rate” for the Mortgage Loans is the weighted average of the Net Mortgage Rates of the mortgage loans.  The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee rate and trust expense fee rate.

Class A-3 Certificate

Interest Rate:

The Class A-3 Certificates will be comprised of four components and accrue at a rate as described below.

Component/Class	Principal/Notional Balance	Rate
PO Component 1	$1,318,963	0.000%
PO Component 2	$1,519,258	0.000%
IO Component 1	$107,302,555	0.118%
IO Component 2	$47,987,893	0.057%
Class A-3 Certificates	$2,838,221	5.408%

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PO Component

Percentage:

The PO Component Percentage for the Group 1 PO Component will be equal to (i) 5.00% minus the Net WAC Rate of the Group 1 Mortgage Loans divided by (ii) 5.00%.

The PO Component Percentage for the Group 2 PO Component will be equal to (i) 6.00% minus the Net WAC Rate of the Group 2 Mortgage Loans divided by (ii) 6.00%.

PO Component

Principal Distribution

Amount:

The PO Component Principal Distribution Amount for the Group 1 PO Component will be equal to the related PO Percentage multiplied by the scheduled and unscheduled principal collections on the Group 1 Mortgage Loans with a Net WAC Rate equal to or less than 5.00%.

The PO Component Principal Distribution Amount for the Group 2 PO Component will be equal to the related PO Percentage multiplied by the scheduled and unscheduled principal collections on the Group 2 Mortgage Loans with a Net WAC Rate equal to or less than 6.00%.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans in the will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related certificate interest rate;

2)

Class R Certificate, principal, until its balance is reduced to zero;

3)

Concurrently to the Class A Certificates, from the related mortgage loans up to the principal allocable for such classes;

4)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)

Class B-1 Certificates, principal allocable to such Class;

6)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)

Class B-2 Certificates, principal allocable to such Class;

8)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)

Class B-3 Certificates, principal allocable to such Class;

10)

Class A Certificates to pay the Carryover Shortfall Amount, if any;

11)

Class B-1 Certificates to pay the Carryover Shortfall Amount, if any,

12)

Class B-2 Certificates to pay the Carryover Shortfall Amount, if any,

13)

Class B-3 Certificates to pay the Carryover shortfall Amount, if any,

14)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

15)

Class R Certificate, any remaining amount.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Total Mortgage Loans
Preliminary Collateral Information
As of the Cut-off Date
		Minimum	Maximum
Scheduled Principal Balance	$155,290,448	$330,661	$648,095
Average Scheduled Principal Balance	$442,423
Number of Mortgage Loans	351

Weighted Average Gross Coupon	5.557%	5.000%	6.875%
Weighted Average FICO Score	742	583	810
Weighted Average Original LTV	66.92%	21.00%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	354 months	338 months	358 months
Weighted Average Seasoning	6 months	2 months	22 months

Weighted Average Gross Margin	0.000%	0.000%	0.000%
Weighted Average Minimum Interest Rate	5.559%	5.000%	6.880%
Weighted Average Maximum Interest Rate	5.559%	5.000%	6.880%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	months	months	months

Maturity Date		Jan 1 2033	Sep 1 2034
Maximum Zip Code Concentration	3.08%	22039

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
300,000.01 - 350,000.00	27	9,293,815.86	5.98%	5.562	354	66.31	736
350,000.01 - 400,000.00	108	40,846,791.22	26.30%	5.586	354	66.75	746
400,000.01 - 450,000.00	88	37,328,567.61	24.04%	5.526	354	66.37	742
450,000.01 - 500,000.00	55	26,027,327.64	16.76%	5.587	354	69.03	740
500,000.01 - 550,000.00	31	16,159,734.56	10.41%	5.605	354	68.19	729
550,000.01 - 600,000.00	18	10,358,308.50	6.67%	5.456	354	65.42	750
600,000.01 - 650,000.00	24	15,275,902.57	9.84%	5.518	354	65.12	742
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	189	83,886,637.56	54.02%	5.230	354	62.69	752
5.500 - 5.999	86	37,681,725.15	24.27%	5.666	354	71.08	739
6.000 - 6.499	62	28,120,148.43	18.11%	6.178	355	71.23	721
6.500 - 6.999	14	5,601,936.82	3.61%	6.597	355	80.50	705
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
575-599	4	1,784,805.86	1.15%	6.296	346	75.57	590
600-624	6	3,019,606.01	1.94%	6.041	353	73.51	615
625-649	11	5,032,655.54	3.24%	5.895	354	69.86	636
650-674	16	7,320,002.73	4.71%	5.739	353	75.47	664
675-699	27	11,204,210.28	7.22%	5.666	354	67.55	687
700+	287	126,929,167.54	81.74%	5.501	354	65.97	760
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	28	12,013,300.76	7.74%	5.320	354	41.04	757
50.00- 54.99	20	9,183,206.34	5.91%	5.426	353	52.97	769
55.00- 59.99	26	11,359,381.96	7.31%	5.439	354	57.29	742
60.00- 64.99	48	21,773,075.58	14.02%	5.478	354	62.54	740
65.00- 69.99	67	30,143,394.05	19.41%	5.383	354	67.20	749
70.00- 74.99	75	32,968,246.67	21.23%	5.571	354	70.92	739
75.00- 79.99	32	14,174,252.80	9.13%	5.722	353	76.47	711
80.00	38	16,673,014.80	10.74%	5.901	354	80.00	743
80.01- 84.99	2	793,693.72	0.51%	5.448	355	81.53	756
85.00- 89.99	6	2,470,997.68	1.59%	6.188	355	87.18	707
90.00- 94.99	8	3,389,236.87	2.18%	6.142	354	90.00	732
95.00- 99.99	1	348,646.73	0.22%	6.500	357	95.00	726
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	351	155,290,447.96	100.00%	5.557	354	66.92	742
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	351	155,290,447.96	100.00%	5.557	354	66.92	742
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
F	351	155,290,447.96	100.00%	5.557	354	66.92	742
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
30 YR Fixed Rate	351	155,290,447.96	100.00%	5.557	354	66.92	742
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	351	155,290,447.96	100.00%	5.557	354	66.92	742
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	13	5,556,232.38	3.58%	6.327	352	85.70	689
Stated Documentation	338	149,734,215.58	96.42%	5.528	354	66.22	744
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	121	53,746,075.41	34.61%	5.542	354	64.17	734
Purchase	88	38,393,423.01	24.72%	5.878	355	72.64	746
Rate/Term Refinance	142	63,150,949.54	40.67%	5.374	354	65.77	745
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	9	3,856,455.62	2.48%	5.567	354	61.40	772
Single Family	336	148,631,283.04	95.71%	5.553	354	67.09	740
Townhouse	6	2,802,709.30	1.80%	5.738	354	65.40	775
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner	1	349,045.63	0.22%	6.500	357	44.00	790
Primary	342	151,945,708.48	97.85%	5.555	354	67.03	741
Second Home	8	2,995,693.85	1.93%	5.519	355	63.69	774
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	1	419,063.75	0.27%	5.250	354	79.00	770
California	113	50,600,793.34	32.58%	5.476	354	62.31	744
Connecticut	3	1,449,509.34	0.93%	5.568	353	70.92	772
Delaware	1	338,481.01	0.22%	6.000	357	70.00	782
District of Columbia	2	1,028,920.83	0.66%	5.000	354	61.56	791
Florida	7	2,740,028.87	1.76%	5.758	354	71.12	743
Georgia	1	395,228.26	0.25%	6.125	358	80.00	791
Hawaii	7	4,079,495.76	2.63%	5.387	355	64.59	738
Illinois	1	365,990.23	0.24%	5.875	356	70.00	771
Kentucky	1	407,773.49	0.26%	6.500	357	90.00	756
Maine	1	382,531.18	0.25%	6.250	356	80.00	790
Maryland	48	21,117,757.45	13.60%	5.562	354	67.16	726
Massachusetts	9	3,632,354.91	2.34%	5.971	352	74.46	721
Minnesota	1	426,511.59	0.27%	5.250	354	75.00	669
Nevada	1	492,527.23	0.32%	5.375	354	64.00	710
New Hampshire	1	445,676.05	0.29%	5.000	354	70.00	794
New Jersey	4	1,670,691.43	1.08%	5.374	355	61.42	722
New Mexico	1	645,427.92	0.42%	6.125	356	69.52	763
New York	3	1,418,619.89	0.91%	5.621	355	73.54	746
North Carolina	3	1,102,970.50	0.71%	5.556	356	54.69	770
Ohio	1	402,735.30	0.26%	6.500	338	75.00	583
Oregon	1	360,443.52	0.23%	5.625	353	80.00	784
Rhode Island	6	2,500,065.33	1.61%	5.784	355	70.09	715
Texas	1	525,371.02	0.34%	5.125	355	70.00	669
Utah	1	467,523.95	0.30%	5.750	357	70.00	775
Virginia	129	56,493,246.07	36.38%	5.588	354	69.58	745
Washington	3	1,380,709.74	0.89%	5.442	354	74.38	777
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

Silent Second Flag	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N	287	126,037,186.34	81.16%	5.572	354	67.92	741
Y	64	29,253,261.62	18.84%	5.492	354	62.58	742
Total	351	155,290,447.96	100.00%	5.557	354	66.92	742

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Group 1 Mortgage Loans
Preliminary Collateral Information
As of the Cut-off Date
		Minimum	Maximum
Scheduled Principal Balance	$107,302,555	$330,661	$647,906
Average Scheduled Principal Balance	$439,765
Number of Mortgage Loans	244

Weighted Average Gross Coupon	5.306%	5.000%	5.625%
Weighted Average FICO Score	750	629	810
Weighted Average Original LTV	64.60%	21.00%	90.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	353 months	352 months	357 months
Weighted Average Seasoning	7 months	3 months	8 months

Weighted Average Gross Margin	0.000%	0.000%	0.000%
Weighted Average Minimum Interest Rate	5.309%	5.000%	5.630%
Weighted Average Maximum Interest Rate	5.309%	5.000%	5.630%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	months	months	months

Maturity Date		Mar 1 2034	Aug 1 2034
Maximum Zip Code Concentration	4.06%	22039

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
300,000.01 - 350,000.00	21	7,210,648.38	6.72%	5.351	354	64.95	731
350,000.01 - 400,000.00	75	28,328,823.47	26.40%	5.322	353	63.95	758
400,000.01 - 450,000.00	66	27,983,788.74	26.08%	5.315	353	63.87	749
450,000.01 - 500,000.00	34	16,116,024.66	15.02%	5.293	353	67.45	749
500,000.01 - 550,000.00	18	9,372,310.92	8.73%	5.264	354	65.49	750
550,000.01 - 600,000.00	13	7,502,779.37	6.99%	5.269	354	62.63	745
600,000.01 - 650,000.00	17	10,788,178.99	10.05%	5.295	354	64.29	749
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	189	83,886,637.56	78.18%	5.230	354	62.69	752
5.500 - 5.999	55	23,415,916.97	21.82%	5.580	353	71.42	742
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
625-649	5	2,487,849.35	2.32%	5.442	354	63.24	638
650-674	8	3,633,326.04	3.39%	5.350	354	73.56	665
675-699	14	5,494,684.61	5.12%	5.298	353	63.48	686
700+	217	95,686,694.53	89.17%	5.301	353	64.36	760
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	26	11,265,785.18	10.50%	5.250	354	40.88	755
50.00- 54.99	16	7,261,740.29	6.77%	5.298	353	53.04	771
55.00- 59.99	20	8,764,731.55	8.17%	5.265	353	57.12	744
60.00- 64.99	37	16,445,914.77	15.33%	5.283	354	62.56	746
65.00- 69.99	55	24,500,110.42	22.83%	5.249	353	67.21	754
70.00- 74.99	50	21,854,490.99	20.37%	5.301	354	70.74	742
75.00- 79.99	19	8,256,478.99	7.69%	5.431	354	76.30	746
80.00	15	6,455,738.74	6.02%	5.499	353	80.00	748
80.01- 84.99	2	793,693.72	0.74%	5.448	355	81.53	756
85.00- 89.99	1	444,105.02	0.41%	5.625	352	89.00	783
90.00- 94.99	3	1,259,764.86	1.17%	5.625	353	90.00	755
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	244	107,302,554.53	100.00%	5.306	353	64.60	750
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	244	107,302,554.53	100.00%	5.306	353	64.60	750
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	21	9,956,148.42	9.28%	5.303	353	63.77	754
20.01 -25.00	47	19,763,335.85	18.42%	5.278	354	60.86	749
25.01 -30.00	44	19,256,927.58	17.95%	5.267	354	65.02	758
30.01 -35.00	58	25,467,321.92	23.73%	5.346	353	68.08	752
35.01 -40.00	60	26,658,674.15	24.84%	5.326	353	65.21	741
40.01 -45.00	10	4,256,505.34	3.97%	5.337	353	65.84	743
45.01 -50.00	4	1,943,641.27	1.81%	5.125	354	45.99	760
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
F	244	107,302,554.53	100.00%	5.306	353	64.60	750
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
30 YR Fixed Rate	244	107,302,554.53	100.00%	5.306	353	64.60	750
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	244	107,302,554.53	100.00%	5.306	353	64.60	750
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Stated Documentation	244	107,302,554.53	100.00%	5.306	353	64.60	750
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	83	36,555,679.05	34.07%	5.291	353	63.07	748
Purchase	33	13,905,201.88	12.96%	5.396	354	68.50	748
Rate/Term Refinance	128	56,841,673.60	52.97%	5.294	354	64.63	752
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	7	3,034,742.03	2.83%	5.373	353	64.55	767
Single Family	234	102,918,413.27	95.91%	5.303	354	64.75	749
Townhouse	3	1,349,399.23	1.26%	5.375	352	52.80	764
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	239	105,357,637.54	98.19%	5.309	353	64.75	750
Second Home	5	1,944,916.99	1.81%	5.122	354	56.39	767
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	1	419,063.75	0.39%	5.250	354	79.00	770
California	87	38,970,984.77	36.32%	5.292	353	60.15	751
Connecticut	2	973,347.41	0.91%	5.478	353	66.48	759
District of Columbia	2	1,028,920.83	0.96%	5.000	354	61.56	791
Florida	3	1,152,530.81	1.07%	5.384	353	70.25	779
Hawaii	6	3,556,034.40	3.31%	5.278	354	64.67	744
Maryland	34	14,535,469.97	13.55%	5.334	353	64.82	741
Massachusetts	4	1,548,916.68	1.44%	5.501	353	72.63	765
Minnesota	1	426,511.59	0.40%	5.250	354	75.00	669
Nevada	1	492,527.23	0.46%	5.375	354	64.00	710
New Hampshire	1	445,676.05	0.42%	5.000	354	70.00	794
New Jersey	3	1,134,695.14	1.06%	5.196	355	60.20	773
New York	2	916,502.02	0.85%	5.208	354	70.00	756
North Carolina	2	753,924.87	0.70%	5.118	355	59.64	761
Oregon	1	360,443.52	0.34%	5.625	353	80.00	784
Rhode Island	2	937,325.27	0.87%	5.159	355	59.56	669
Texas	1	525,371.02	0.49%	5.125	355	70.00	669
Virginia	88	37,743,599.46	35.17%	5.318	353	67.94	751
Washington	3	1,380,709.74	1.29%	5.442	354	74.38	777
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

Silent Second Flag	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N	194	85,031,962.11	79.25%	5.313	353	65.97	751
Y	50	22,270,592.42	20.75%	5.279	354	59.36	745
Total	244	107,302,554.53	100.00%	5.306	353	64.60	750

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Group 2 Mortgage Loans
Preliminary Collateral Information
As of the Cut-off Date
		Minimum	Maximum
Scheduled Principal Balance	$47,987,893	$338,481	$648,095
Average Scheduled Principal Balance	$448,485
Number of Mortgage Loans	107

Weighted Average Gross Coupon	6.117%	5.750%	6.875%
Weighted Average FICO Score	723	583	803
Weighted Average Original LTV	72.10%	43.00%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	355 months	338 months	358 months
Weighted Average Seasoning	5 months	2 months	22 months

Weighted Average Gross Margin	0.000%	0.000%	0.000%
Weighted Average Minimum Interest Rate	6.119%	5.750%	6.880%
Weighted Average Maximum Interest Rate	6.119%	5.750%	6.880%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	months	months	months

Maturity Date		Jan 1 2033	Sep 1 2034
Maximum Zip Code Concentration	2.97%	22205

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
300,000.01 - 350,000.00	6	2,083,167.48	4.34%	6.293	357	71.02	752
350,000.01 - 400,000.00	33	12,517,967.75	26.09%	6.182	356	73.10	720
400,000.01 - 450,000.00	22	9,344,778.87	19.47%	6.158	355	73.87	722
450,000.01 - 500,000.00	21	9,911,302.98	20.65%	6.065	355	71.60	725
500,000.01 - 550,000.00	13	6,787,423.64	14.14%	6.075	354	71.91	700
550,000.01 - 600,000.00	5	2,855,529.13	5.95%	5.947	356	72.74	762
600,000.01 - 650,000.00	7	4,487,723.58	9.35%	6.055	356	67.13	725
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.500 - 5.999	31	14,265,808.18	29.73%	5.808	355	70.52	734
6.000 - 6.499	62	28,120,148.43	58.60%	6.178	355	71.23	721
6.500 - 6.999	14	5,601,936.82	11.67%	6.597	355	80.50	705
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
575-599	4	1,784,805.86	3.72%	6.296	346	75.57	590
600-624	6	3,019,606.01	6.29%	6.041	353	73.51	615
625-649	6	2,544,806.19	5.30%	6.338	355	76.33	635
650-674	8	3,686,676.69	7.68%	6.122	353	77.35	663
675-699	13	5,709,525.67	11.90%	6.021	355	71.46	688
700+	70	31,242,473.01	65.10%	6.113	356	70.92	762
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	2	747,515.58	1.56%	6.367	356	43.47	783
50.00- 54.99	4	1,921,466.05	4.00%	5.907	356	52.73	764
55.00- 59.99	6	2,594,650.41	5.41%	6.030	356	57.88	736
60.00- 64.99	11	5,327,160.81	11.10%	6.082	356	62.47	721
65.00- 69.99	12	5,643,283.63	11.76%	5.962	356	67.17	725
70.00- 74.99	25	11,113,755.68	23.16%	6.101	355	71.27	733
75.00- 79.99	13	5,917,773.81	12.33%	6.127	352	76.71	661
80.00	23	10,217,276.06	21.29%	6.156	355	80.00	740
85.00- 89.99	5	2,026,892.66	4.22%	6.311	355	86.78	690
90.00- 94.99	5	2,129,472.01	4.44%	6.448	355	90.00	719
95.00- 99.99	1	348,646.73	0.73%	6.500	357	95.00	726
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	107	47,987,893.43	100.00%	6.117	355	72.10	723
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	107	47,987,893.43	100.00%	6.117	355	72.10	723
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
F	107	47,987,893.43	100.00%	6.117	355	72.10	723
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
30 YR Fixed Rate	107	47,987,893.43	100.00%	6.117	355	72.10	723
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	107	47,987,893.43	100.00%	6.117	355	72.10	723
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	13	5,556,232.38	11.58%	6.327	352	85.70	689
Stated Documentation	94	42,431,661.05	88.42%	6.090	356	70.32	728
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	38	17,190,396.36	35.82%	6.073	355	66.52	706
Purchase	55	24,488,221.13	51.03%	6.152	355	74.99	745
Rate/Term Refinance	14	6,309,275.94	13.15%	6.099	355	76.10	687
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	2	821,713.59	1.71%	6.284	356	49.75	789
Single Family	102	45,712,869.77	95.26%	6.115	355	72.34	720
Townhouse	3	1,453,310.07	3.03%	6.074	356	77.09	786
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner	1	349,045.63	0.73%	6.500	357	44.00	790
Primary	103	46,588,070.94	97.08%	6.111	355	72.20	721
Second Home	3	1,050,776.86	2.19%	6.253	356	77.20	787
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
California	26	11,629,808.57	24.23%	6.094	356	69.52	723
Connecticut	1	476,161.93	0.99%	5.750	354	80.00	800
Delaware	1	338,481.01	0.71%	6.000	357	70.00	782
Florida	4	1,587,498.06	3.31%	6.030	355	71.75	716
Georgia	1	395,228.26	0.82%	6.125	358	80.00	791
Hawaii	1	523,461.36	1.09%	6.125	357	64.00	700
Illinois	1	365,990.23	0.76%	5.875	356	70.00	771
Kentucky	1	407,773.49	0.85%	6.500	357	90.00	756
Maine	1	382,531.18	0.80%	6.250	356	80.00	790
Maryland	14	6,582,287.48	13.72%	6.066	355	72.34	693
Massachusetts	5	2,083,438.23	4.34%	6.321	352	75.82	689
New Jersey	1	535,996.29	1.12%	5.750	353	64.00	613
New Mexico	1	645,427.92	1.34%	6.125	356	69.52	763
New York	1	502,117.87	1.05%	6.375	356	80.00	728
North Carolina	1	349,045.63	0.73%	6.500	357	44.00	790
Ohio	1	402,735.30	0.84%	6.500	338	75.00	583
Rhode Island	4	1,562,740.06	3.26%	6.159	355	76.41	742
Utah	1	467,523.95	0.97%	5.750	357	70.00	775
Virginia	41	18,749,646.61	39.07%	6.132	355	72.89	732
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723

Silent Second Flag	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N	93	41,005,224.23	85.45%	6.108	355	71.97	721
Y	14	6,982,669.20	14.55%	6.172	356	72.84	733
Total	107	47,987,893.43	100.00%	6.117	355	72.10	723